UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 28, 2013, Avago Technologies Limited (the “Company”) completed its previously announced acquisition of CyOptics, Inc. (“CyOptics”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 10, 2013 (the “Merger Agreement”), by and among the Company, CyOptics and the other parties named therein.

Pursuant to the Merger Agreement, the acquisition was structured as a merger of an indirect wholly-owned subsidiary of the Company with and into CyOptics (the “Merger”), with CyOptics surviving the Merger and continuing as an indirect wholly-owned subsidiary of the Company. The aggregate consideration for the acquisition was approximately $400 million in cash, subject to certain adjustments and escrowed funds contemplated by the Merger Agreement. The Company funded the transaction with cash on hand.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which has previously been filed with the Securities and Exchange Commission.

Item 7.01	Regulation FD Disclosure

On June 28, 2013, the Company issued a press release announcing the completion of the acquisition of CyOptics by the Company. A copy of the press release, which is attached to this current report on Form 8-K as Exhibit 99.1, is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 10, 2013, by and among CyOptics, Avago Technologies Wireless (U.S.A.) Manufacturing Inc., Celsus Acquisition Corp., the Company, Avago Technologies Finance Pte. Ltd. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 to the Avago Technologies Limited Form 8-K filed on April 11, 2013).

99.1	Press release issued by the Company, dated June 28, 2013, entitled “Avago Technologies Completes Acquisition of CyOptics, a Leading Optical Chip and Component Supplier to the Datacom and Telecom Markets”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 28, 2013

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Vice President, Corporate Controller and interim
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 10, 2013, by and among CyOptics, Avago Technologies Wireless (U.S.A.) Manufacturing Inc., Celsus Acquisition Corp., the Company, Avago Technologies Finance Pte. Ltd. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 to the Avago Technologies Limited Form 8-K filed on April 11, 2013).

99.1	Press release issued by the Company, dated June 28, 2013, entitled “Avago Technologies Completes Acquisition of CyOptics, a Leading Optical Chip and Component Supplier to the Datacom and Telecom Markets”.